Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Investors Communications Fund, Inc., on Form N-CSR of the Scudder Flag Investors Communications Fund, Inc. (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                   /s/Richard T. Hale
                                                    Richard T. Hale
                                                    Chief Executive Officer
                                                    Scudder Flag Investors
                                                    Communications Fund, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Investors Communications Fund, Inc., on Form N-CSR of the Scudder Flag Investors Communications Fund, Inc. (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                  /s/Charles A. Rizzo
                                                   Charles A. Rizzo
                                                   Chief Financial Officer
                                                   Scudder Flag Investors
                                                   Communications Fund, Inc.